Exhibit 99.1

                                                                 News

Contacts:
Media:
Robert Grupp
610.738.6402
rgrupp@cephalon.com

Investors:
Robert (Chip) Merritt
610.738.6376
cmerritt@cephalon.com

For Immediate Release

Cephalon Second-Quarter Sales Increase 58 Percent

Earnings Exceed High End of Guidance by 56 Cents

2006 Sales and Earnings Guidance Increased

Frazer, Pa. — August 3, 2006 — Cephalon, Inc. (Nasdaq: CEPH) today reported second-quarter 2006 sales of $430.7 million, a 58 percent increase compared with second-quarter 2005 sales of $272.6 million.  As previously announced, sales for the quarter significantly exceeded guidance of $380-390 million, driven largely by strong gross sales of PROVIGIL® (modafinil) Tablets [C-IV] and ACTIQ® (oral transmucosal fentanyl citrate) [C-II] and favorable trends in gross-to-net sales discounts.  Basic income per common share was $0.91.  Excluding amortization expense and certain other items, basic adjusted income per common share was $1.61, a 124 percent increase over the comparable figure of $0.72 in the second quarter of 2005 and exceeding the high end of the guidance range by 53 percent.

Central nervous system (CNS) franchise sales increased 34 percent to $194.6 million, and pain franchise sales increased 87 percent to $172.2 million. Sales of other products were $64.0 million.

“Both sales and earnings for the second quarter were exceptional, in part due to our decision earlier this year to reinvigorate PROVIGIL marketing activity,” said Frank Baldino Jr., Ph.D., Chairman and CEO.  “We also made significant strides in executing our long-term diversification strategy, with the launch of VIVITROL® for treating alcohol dependence, and are

— more —

approaching key FDA decisions on our pending applications for SPARLON®, NUVIGIL™ and FENTORA™.  These opportunities, and our expanded presence in the primary care market from our PROVIGIL co-promotion agreement with Takeda Pharmaceuticals, position Cephalon for strong future growth.”

Cephalon is increasing its 2006 sales guidance by $50 million to $1.525-1.575 billion. This includes CNS franchise sales of $725-775 million, pain franchise sales of $475-525 million and other product sales of $285-305 million.  SG&A and R&D guidance for 2006 are $315-335 million and $590-610 million, respectively.

The company also is increasing its adjusted net income guidance for 2006 to $250-260 million, and its 2006 basic adjusted income per common share guidance to $4.10-4.30.

For the third quarter of 2006, the company is introducing sales guidance of $425-440 million, adjusted net income guidance of $77-83 million and guidance for basic adjusted income per common share of $1.25-1.35.

Sales and basic adjusted income per common share guidance for the third quarter of 2006 and full-year 2006 is reconciled below and is subject to the assumptions set forth therein.

Cephalon’s management will discuss the company’s second-quarter 2006 performance in a conference call with investors beginning at 5:00 p.m. U.S. EDT on Thursday, August 3, 2006.  To participate in the conference call, dial +1 (913) 981-5543 and refer to conference code number 5643710. Investors can listen to the call live by logging on to the company’s website at www.cephalon.com and clicking on “Newsroom,” then “Webcast.”  The conference call will be archived and available to investors for one week after the call.

Cephalon, Inc.

Founded in 1987, Cephalon, Inc. is an international biopharmaceutical company dedicated to the discovery, development and marketing of innovative products in four core therapeutic areas: central nervous system, pain, oncology and addiction. Cephalon currently employs approximately 3,000 people in the United States and Europe. U.S. sites include the company’s headquarters in Frazer, Pennsylvania, and offices, laboratories or manufacturing facilities in West Chester, Pennsylvania, Salt Lake City, Utah, and suburban Minneapolis, Minnesota. Cephalon’s European headquarters are located in Maisons-Alfort, France.

The company currently markets five proprietary products in the United States: PROVIGIL, GABITRIL® (tiagabine hydrochloride), ACTIQ, TRISENOX® (arsenic trioxide) injection, VIVITROL® (naltrexone for extended-release injectable suspension) and numerous products internationally. Full prescribing information on its U.S. products is available at http://www.cephalon.com or by calling 1-800-896-5855.

In addition to historical facts or statements of current condition, this press release may contain forward-looking statements.  Forward-looking statements provide Cephalon’s current expectations or forecasts of future events.  These may include statements regarding anticipated scientific progress on its research programs; development of potential pharmaceutical products; interpretation of clinical results; prospects for regulatory approval; manufacturing development and capabilities; market prospects for its products; sales, net income and basic adjusted income per common share guidance for the second quarter and full-year 2006; and other statements regarding matters that are not historical facts, including the Company’s progress in executing its long-term diversification strategy and the opportunities presented therein, the impact of an expanded presence in the primary care market and the outlook for strong growth in the future.  You may identify some of these forward-looking statements by the use of words in the statements such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” or other words and terms of similar meaning.  Cephalon’s performance and financial results could differ materially from those reflected in these forward-looking statements due to general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries as well as more specific risks and uncertainties facing Cephalon such as those set forth in its reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission.  Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.  Therefore, you should not rely on any such factors or forward-looking statements.  Furthermore, Cephalon does not intend to update publicly any forward-looking statement, except as required by law.  The Private Securities Litigation Reform Act of 1995 permits this discussion.

This press release and/or the financial results attached to this press release include “Adjusted Net Income (Loss),” “Adjusted Net Income Guidance,” “Basic Adjusted Income (Loss) per Common Share,” “Basic Adjusted Income per Common Share Guidance,” and “Diluted Adjusted Income Per Common Share,” amounts that are considered “non-GAAP financial measures” under SEC rules. As required, we have provided reconciliations of these measures. Additional required information is located in the Form 8-K furnished to the SEC in connection with this press release.

###

CEPHALON, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Three Months Ended
	June 30, 2006				June 30, 2005
	GAAP	Adjustments		“Adjusted”	GAAP	Adjustments		“Adjusted”
REVENUES:
Sales	$430,725			$430,725	$272,608			$272,608
Other revenues	9,386			9,386	13,363			13,363
	440,111	$—		440,111	285,971	$—		285,971
COSTS AND EXPENSES:
Cost of sales	59,989			59,989	35,350			35,350
Research and development	93,777	(19,784	)(1)	73,993	82,891			82,891
Selling, general and administrative	153,817	(6,216	)(2)	147,601	101,422			101,422
Depreciation and amortization	29,619	(20,915	)(3)	8,704	20,155	(13,397	)(3)	6,758
Impairment charge	12,417	(12,417	)(4)	—	—			—
Acquired in-process research and development	—	—		—	290,115	(290,115	)(6)	—
	349,619	(59,332)		290,287	529,933	(303,512)		226,421

INCOME (LOSS) FROM OPERATIONS	90,492	59,332		149,824	(243,962)	303,512		59,550

OTHER INCOME (EXPENSE):
Interest income	4,648			4,648	7,453			7,453
Interest expense	(4,238)			(4,238)	(6,266)			(6,266)
Other income (expense), net	(159)			(159)	686			686
	251	—		251	1,873	—		1,873

INCOME (LOSS) BEFORE INCOME TAXES	90,743	59,332		150,075	(242,089)	303,512		61,423

INCOME TAX EXPENSE	(35,392)	(17,109	)(5)	(52,501)	(6,943)	(12,461	)(5)	(19,404)

NET INCOME (LOSS)	$55,351	$42,223		$97,574	$(249,032)	$291,051		$42,019

BASIC INCOME (LOSS) PER COMMON SHARE	$0.91			$1.61	$(4.29)			$0.72

DILUTED INCOME (LOSS) PER COMMON SHARE	$0.83			$1.46	$(4.29)			$0.69

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	60,738			60,738	58,046			58,046

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING-ASSUMING DILUTION	66,654			66,654	58,046			64,986

CEPHALON, INC. AND SUBSIDIARIES

Notes to Reconciliation of GAAP Net Income (Loss) to “Adjusted” Net Income
Three Months Ended June 30, 2006 and June 30, 2005

(1)             To exclude charges related to the payment for a collaboration agreement ($15.0 million) and the net impact of the adoption of the new stock compensation accounting rules ($4.8 million, representing half of the total stock option compensation expense recorded).

(2)             To exclude employee severance costs associated with the European integration ($1.4 million) and the net impact of the adoption of the new stock compensation accounting rules ($4.8 million, representing half of the total stock option compensation expense recorded).

(3)             To exclude the on-going amortization of acquired intangible assets.

(4)             To exclude charges related to the impairment of an intangible asset.

(5)             To reflect the tax effect of adjustments at the applicable tax rates.

(6)             To exclude in-process research and development charges related to the acquisition of Salmedix ($130.1 million) and Vivitrol ($160.0 million).

CEPHALON, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Six Months Ended				Six Months Ended
	June 30, 2006				June 30, 2005
	GAAP	Adjustments		“Adjusted”	GAAP	Adjustments		“Adjusted”
REVENUES:
Sales	$776,312			$776,312	$539,217			$539,217
Other revenues	20,742			20,742	26,735			26,735
	797,054	$—		797,054	565,952	$—		565,952
COSTS AND EXPENSES:
Cost of sales	118,882			118,882	76,464			76,464
Research and development	198,753	(53,186	)(1)	145,567	163,657			163,657
Selling, general and administrative	302,578	(16,173	)(2)	286,405	199,651			199,651
Depreciation and amortization	56,140	(39,961	)(3)	16,179	38,805	(26,727	)(3)	12,078
Impairment charge	12,417	(12,417	)(4)	—	—			—
Acquired in-process research and development	—	—		—	290,115	(290,115	)(7)	—
	688,770	(121,737)		567,033	768,692	(316,842)		451,850

INCOME (LOSS) FROM OPERATIONS	108,284	121,737		230,021	(202,740)	316,842		114,102

OTHER INCOME (EXPENSE):
Interest income	9,690			9,690	12,312			12,312
Interest expense	(8,774)			(8,774)	(11,817)			(11,817)
Write-off of deferred debt issuance costs	(13,105)	13,105	(5)	—	—			—
Other income (expense), net	(1,011)			(1,011)	2,021			2,021
	(13,200)	13,105		(95)	2,516	—		2,516

INCOME (LOSS) BEFORE INCOME TAXES	95,084	134,842		229,926	(200,224)	316,842		116,618

INCOME TAX EXPENSE	(36,166)	(45,069	)(6)	(81,235)	(22,146)	(16,173	)(6)	(38,319)

NET INCOME (LOSS)	$58,918	$89,773		$148,691	$(222,370)	$300,669		$78,299

BASIC INCOME (LOSS) PER COMMON SHARE	$0.98			$2.47	$(3.83)			$1.35

DILUTED INCOME (LOSS) PER COMMON SHARE	$0.85			$2.14	$(3.83)			$1.28

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	60,239			60,239	58,020			58,020

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING-ASSUMING DILUTION	69,679			69,679	58,020			65,012

CEPHALON, INC. AND SUBSIDIARIES

Notes to Reconciliation of GAAP Net Income (Loss) to “Adjusted” Net Income
Six Months Ended June 30, 2006 and June 30, 2005

(1)             To exclude charges related to payments for several product development collaborations ($45.0 million) and the net impact of the adoption of the new stock compensation accounting rules ($8.2 million, representing half of the total stock option compensation expense recorded).

(2)             To exclude charges associated with the settlement of the PROVIGIL patent litigation ($4.0 million), employee severance costs associated with the European integration and restructuring ($4.0 million) and the net impact of the adoption of the new stock compensation accounting rules ($8.2 million, representing half of the total stock option compensation expense recorded).

(3)             To exclude the on-going amortization of acquired intangible assets.

(4)             To exclude charges related to the impairment of an intangible asset.

(5)             To exclude the write-off of deferred debt issuance costs related to the Zero Coupon convertible subordinated notes.

(6)             To reflect the tax effect of adjustments at the applicable tax rates.

(7)             To exclude in-process research and development charges related to the acquisition of Salmedix ($130.1 million) and Vivitrol ($160.0 million).

CEPHALON, INC. AND SUBSIDIARIES

CONSOLIDATED SALES DETAIL
(In thousands)
(Unaudited)

	Three Months Ended						%
	June 30,						Increase
	2006			2005			(Decrease)
	United States	Europe	Total	United States	Europe	Total	United States	Europe	Total
Sales:
Provigil	$167,928	$9,116	$177,044	$119,993	$9,925	$129,918	40%	(8%)	36%
Gabitril	16,206	1,371	17,577	14,144	1,540	15,684	15%	(11%)	12%
CNS Disorders	184,134	10,487	194,621	134,137	11,465	145,602	37%	(9%)	34%

Pain	165,694	6,460	172,154	87,752	4,088	91,840	89%	58%	87%

Other.	13,299	50,651	63,950	11,550	23,616	35,166	15%	114%	82%

	$363,127	$67,598	$430,725	$233,439	$39,169	$272,608	56%	73%	58%

	Six Months Ended						%
	June 30,						Increase
	2006			2005			(Decrease)
	United States	Europe	Total	United States	Europe	Total	United States	Europe	Total
Sales:
Provigil	$307,479	$18,138	$325,617	$212,142	$17,906	$230,048	45%	1%	42%
Gabitril	27,562	2,787	30,349	38,845	3,229	42,074	(29%)	(14%)	(28%)
CNS Disorders	335,041	20,925	355,966	250,987	21,135	272,122	33%	(1%)	31%

Pain	278,028	11,628	289,656	186,620	7,145	193,765	49%	63%	49%

Other.	28,369	102,321	130,690	20,744	52,586	73,330	37%	95%	78%

	$641,438	$134,874	$776,312	$458,351	$80,866	$539,217	40%	67%	44%

CEPHALON, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)
(Unaudited)

	June 30,	December 31,
	2006	2005
CURRENT ASSETS:
Cash and cash equivalents	$357,742	$205,060
Investments	127,748	279,030
Receivables, net	232,527	199,086
Inventory, net	164,835	137,886
Deferred tax assets, net	165,099	187,436
Other current assets	45,358	40,339
Total current assets	1,093,309	1,048,837

PROPERTY AND EQUIPMENT, net	368,392	323,830
GOODWILL	469,487	471,051
INTANGIBLE ASSETS, net	807,789	742,874
DEFERRED TAX ASSETS, net	215,723	200,629
OTHER ASSETS	17,828	31,985
	$2,972,528	$2,819,206

CURRENT LIABILITIES:
Current portion of long-term debt	$933,403	$933,160
Accounts payable	50,653	53,699
Accrued expenses	225,390	291,744
Total current liabilities	1,209,446	1,278,603

LONG-TERM DEBT	762,535	763,097
DEFERRED TAX LIABILITIES, net	86,250	110,703
OTHER LIABILITIES	55,963	54,632
Total liabilities	2,114,194	2,207,035

STOCKHOLDERS’ EQUITY:
Common stock, $0.01 par value	607	584
Additional paid-in capital	1,318,365	1,166,166
Treasury stock, at cost	(17,558)	(17,125)
Accumulated deficit	(511,154)	(570,072)
Accumulated other comprehensive income	68,074	32,618
Total stockholders’ equity	858,334	612,171
	$2,972,528	$2,819,206

CEPHALON, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$58,918	$(222,370)
Adjustments to reconcile net income (loss) to net cash (used for) provided by operating activities:
Deferred income tax expense	23,452	8,399
Tax benefit from stock-based compensation	—	733
Depreciation and amortization	62,199	47,612
Amortization of debt issuance costs	252	5,633
Write-off of debt issuance costs associated with Zero Coupon convertible subordinated notes	13,105	—
Stock-based compensation expense	22,678	5,087
Loss on disposals of property and equipment	990	658
Impairment charge	12,417	—
Acquired in-process research and development	—	130,115
Changes in operating assets and liabilities, net of effect from acquisitions:
Receivables	(30,238)	48,539
Inventory	(23,906)	(28,580)
Other assets	(17,441)	(18,710)
Accounts payable, accrued expenses and deferred revenues	(78,573)	17,291
Other liabilities	(4,913)	731
Net cash (used for) provided by operating activities	38,940	(4,862)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(62,545)	(45,837)
Acquisition of Salmedix, net of cash acquired	—	(130,733)
Acquisition of intangible assets	(115,000)	—
Sales and (purchases) of investments, net	152,312	9,614
Net cash used for investing activities	(25,233)	(166,956)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercises of common stock options	107,962	1,866
Windfall tax benefits from stock-based compensation	21,526	—
Acquisition of treasury stock	(433)	(32)
Payments on and retirements of long-term debt	(1,593)	(1,687)
Net proceeds from issuance of convertible subordinated notes	—	776,000
Proceeds from sale of warrants	—	194,047
Purchase of convertible note hedge	—	(339,052)
Net cash provided by financing activities	127,462	631,142

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	11,513	(3,236)

NET INCREASE IN CASH AND CASH EQUIVALENTS	152,682	456,088

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	205,060	574,244

CASH AND CASH EQUIVALENTS, END OF PERIOD	$357,742	$1,030,332

CEPHALON, INC. AND SUBSIDIARIES

Reconciliation of Projected GAAP Basic Income per Common Share
to Basic Adjusted Income Per Common Share Guidance
(Unaudited)

	Three Months			Twelve Months
	Ended			Ended
	September 30,			December 31,
	2006			2006

Projected GAAP basic income per common share	$0.96	—	$1.06	$2.12	—	$2.32

Product development collaborations	$—	—	$—	$0.74	—	$0.74
PROVIGIL patent litigation settlement costs	$—	—	$—	$0.07	—	$0.07
European integration and restructuring charges	$—	—	$—	$0.07	—	$0.07
Impact of SFAS 123(R)	$0.12	—	$0.12	$0.51	—	$0.51
Amortization of current intangibles	$0.33	—	$0.33	$1.31	—	$1.31
Impairment charge	$—	—	$—	$0.20	—	$0.20
Write-off of deferred debt issuance costs	$—	—	$—	$0.21	—	$0.21
Tax effect of adjustments at the applicable tax rates	$(0.16)	—	$(0.16)	$(1.13)	—	$(1.13)

Basic adjusted income per common share guidance	$1.25	—	$1.35	$4.10	—	$4.30

The Company’s guidance is being issued based on the following assumptions:

•              NUVIGIL® is approved and launched in the second half of 2006;

•              PROVIGIL sales for the entire year 2006;

•              FENTORA is approved and launched early in the fourth quarter of 2006;

•              Meaningful generic erosion of ACTIQ occurs beginning in the fourth quarter of 2006;

•              Adjusted effective tax rate of 36 percent for 2006;

•              Weighted average number of common shares outstanding of 61.3 million shares and 61.0 million shares for the three months ended September 30, 2006 and for the twelve months ended December 31, 2006, respectively; and

•              For SFAS 123(R) calculation, the assumed tax rate is 36.7 percent, other key assumptions remain constant since adoption and any stock option grants that may be made during the remainder of 2006 are excluded.